Exhibit 21
LIST OF SUBSIDIARIES AS OF NOVEMBER 30, 2021

Company Name	State of Incorporation	DBAs
208 Meadowview Farms, Ltd.	TX
301 South Glendora Avenue Apartments Investors, LLC	DE
308 Furman, Ltd.	TX
360 Developers, LLC	FL
5151 East, LLC	DE
Akron 42, LLC	MN
Alliance Financial Services, Inc.	DE	Lennar
Ann Arundel Farms, Ltd.	TX
Aquaterra Utilities, Inc.	FL
Arbor Mill Veteran Project 2018, LLC	FL
Armstrong Land, LLC	FL
Asbury Woods L.L.C.	IL
Associate Services, LLC	DE
Astoria Options, LLC	DE
Autumn Creek Development, Ltd.	TX
Aylon, LLC	DE
Azusa Associates, LLC	CA	Lennar
B2 Milpitas, LLC	DE
Bainebridge 249, LLC	FL
Ballpark Village LLC	DE
Barnsboro Associates, LLC	NJ
Bay Colony Expansion 369, Ltd.	TX
BB Investment Holdings, LLC	NV
BCI Properties, LLC	NV
Bellagio Lennar, LLC	FL
Bellasera Clubhouse, LLC	FL
Belle Meade LEN Holdings, LLC	FL
Belle Meade Partners, LLC	FL
Bent Creek Clubhouse, LLC	FL
BHCSP LLC	DE	Lennar
Black Mountain Ranch, LLC	CA
Blue Horizons Estates, LLC	AZ	Lennar
BMR Communities, LLC	CA	Lennar
BMR Construction, Inc.	DE	Lennar
BMTD, LLC	SC
Bonterra Lennar, LLC	FL
BPH I, LLC	NV
Bramalea California, Inc.	CA
Bressi Gardenlane, LLC	DE
Breton Park Lennar, LLC	FL
CalAtlantic Financial Services, Inc.	DE
CalAtlantic Group, Inc.	DE	Lennar
CalAtlantic Homes of Arizona, Inc.	DE	Lennar
CalAtlantic Homes of Georgia, Inc.	DE

Company Name	State of Incorporation	DBAs
CalAtlantic Homes of Texas, Inc.	DE	Lennar
CalAtlantic Homes of Washington, Inc.	DE
CalAtlantic Mortgage, Inc.	CA	Lennar
CalAtlantic National Title Solutions, LLC	DE
CalAtlantic National Title Solutions, LLC	MD
CalAtlantic Title, Inc.	MD	Lennar; Lennar Title
CalAtlantic Title, LLC	UT
Camarillo Village Park, LLC	CA	Lennar
Cambria L.L.C.	IL
Candlestick Retail Member, LLC	DE
CAP IL 1, LLC	DE
Cardiovascular Medical Specialists, LLC	IN
Carolina Blue, LLC	DE
Carson 175, LLC	DE
Carson Creek El Dorado, LLC	CA
Cary Woods, LLC	IL
Casa Marina Development, LLC	FL
CCR270 LLC	DE
Central Park West Holdings, LLC	DE
Chatelaine Ventures, LLC	DE	Lennar
Cherrytree II LLC	MD
CL Doral, LLC	FL
CL Ventures, LLC	FL
Club Bonterra Lennar, LLC	FL
CML INACTIVE, LLC	DE
CML-MO HAF PARKING, LLC	MO
CML-MO HAF, LLC	FL
Coco Palm 82, LLC	FL
Colonial Heritage LLC	VA
Columbia National Risk Retention Group, Inc.	VT	Lennar
Commonwealth Incentive Fee, LLC	DE
Concord Station, LLP	FL	Club Concord Station
Copper Creek Clubhouse, LLC	FL
Coventry L.L.C.	IL
CP Block 6aS, LLC	DE
CP Block 8aS, LLC	DE
CP Block 9aS, LLC	DE
CP Center Apartments, LLC	DE
CP Center Garage, LLC	DE
CP Red Oak Partners, Ltd.	TX
CP Vertical Development Co. 1, LLC	DE
CP/HPS Development Co. GP, LLC	DE
CP/HPS Development Co.-C, LLC	DE
CPFE, LLC	MD
CPHP Development, LLC	DE

Company Name	State of Incorporation	DBAs
Creekside Crossing, L.L.C.	IL
Crest at Fondren Investor, LLC	DE
CRP/LMC Kaktuslife Owner, L.L.C.	DE
Darcy-Joliet L.L.C.	IL
DBJ Holdings, LLC	NV
DCA Financial, LLC	FL
Developer Connectivity Services Member, LLC	DE
Developer Connectivity Services, LLC	DE
Discovery SL, LLC	DE
Downtown Doral Retail Holdings, LLC	DE
DTC Holdings of Florida, LLC	FL
Eagle Bend Commercial, LLC	CO
Eastport Home & Land Company LLC	DE
El at Franklin, LLC	NJ
El at Jackson, LLC	DE
EL at Marlboro 79, LLC	DE
El at Monroe, LLC	DE
EL NJ Development Group, LLC	DE
EL Ventures, LLC	DE
Elkhorn Ranch Venture, LLC	CO
Energy Asset HoldCo, LLC	DE
Essential Housing Bonds, LLC	DE
Essential Housing Financing, LLC	DE
Estates Seven, LLC	DE
Eureka Escondido, LLC	DE
EV, LLC	MD
Evergreen Village LLC	DE
F&R QVI Home Investments USA, LLC	DE
Faria Preserve, LLC	DE	Lennar
Fidelity Guaranty and Acceptance Corp.	DE	First Texas Fidelity Company
Fidelity Land, LLC	FL
Fifth Wall Ventures SPV VII, L.P.	DE
FLORDADE LLC	FL
Florida SL, LLC	FL
Folsom Ventures, LLC	DE
Fox-Maple Associates, LLC	NJ
Friendswood Development Company, LLC	TX
Garco Investments, LLC	FL
GDI MANAGER, LLC	DE
Geraci Land Acquisition, LLC	FL	Lennar
Goose Creek Estates, LLC	VA
Greenbriar at River Valley, Ltd.	OH
Greenbriar Investor, LLC	DE
Greystone Construction, Inc.	AZ
Greystone Homes of Nevada, Inc.	DE

Company Name	State of Incorporation	DBAs
Greystone Nevada Holdings, LLC	DE
Greystone Nevada, LLC	DE
Greywall Club L.L.C.	IL
Hammocks Lennar LLC	FL	Club Gardens by the Hammocks
Harbor Highlands Group, LLC	CA	Lennar
Harveston, LLC	DE
Haverton L.L.C.	IL
HCC Investors, LLC	DE
Heathcote Commons LLC	VA
Heritage Hills Irvine, LLC	DE
Heritage of Auburn Hills, L.L.C.	MI
Heritage Pkwy East Holdings, LLC	FL
Hewitts Landing Trustee, LLC	MA
Hickory Ridge, Ltd.	TX
Hingham Properties, LLC	DE
HLL II Development, L.L.C.	TX
Homefed SPIC Otay, LLC	DE	Lennar
HomeTech Acquisition Corporation	DE
HomeTech Sponsor, LLC	DE
HPS Development Co., LP	DE
HPS Vertical Development Co., LLC	DE
HPS Vertical Development Co.-B, LP	DE
HPS Vertical Development Co.-D/E, LLC	DE
HPS1 Block 1, LLC	DE
HPS1 Block 48-1A, LLC	DE
HPS1 Block 48-1B, LLC	DE
HPS1 Block 48-2A, LLC	DE
HPS1 Block 48-2B, LLC	DE
HPS1 Block 48-3A, LLC	DE
HPS1 Block 48-3B, LLC	DE
HPS1 Block 50, LLC	DE
HPS1 Block 51, LLC	DE
HPS1 Block 52, LLC	DE
HPS1 Block 53, LLC	DE
HPS1 Block 54, LLC	DE
HPS1 Block 55, LLC	DE
HPS1 Block 56/57, LLC	DE
HSP Arizona, Inc.	DE	Lennar
HTC Golf Club, LLC	CO
Huntley Venture L.L.C.	IL
Inactive Companies, LLC	FL
Independence L.L.C.	VA
Independence Orlando, LLC	FL
Isles at Bayshore Club, LLC	FL
Kendall Hammocks Commercial, LLC	FL

Company Name	State of Incorporation	DBAs
Kentuckiana Medical Center, LLC	IN
Kingman Lennar, LLC	DE
KMC Real Estate Investors, LLC	IN
Lagoon Valley Residential, LLC	CA	Lennar
Lakelands at Easton, L.L.C.	MD
LB Oceanaire Development, LLC	DE
LB/L – Duc III Antioch 330, LLC	DE	Lennar
LC Miramar, LLC	DE
LCD Asante, LLC	DE
LCI Downtown Doral Investor, LLC	DE
LCI North DeKalb Investor GP, LLC	DE
LCI North DeKalb Investor LP, LLC	DE
LCS Communications, LLC	DE
LCS RT Communications, LLC	DE
Legends Club, LLC	FL
Legends Golf Club, LLC	FL
LEN - Belle Meade, LLC	FL
Len - Little Harbor, LLC	DE
LEN - OBS Windemere, LLC	DE
LEN - Palm Vista, LLC	FL
LEN BPT Investor, LLC	DE
Len FW Investor, LLC	DE
Len Medley at Angeline Club, LLC	FL
LEN Mirada Investor, LLC	DE
LEN Notarize Investor, LLC	DE
LEN OT Holdings, LLC	FL
LEN Paradise Cable, LLC	FL
LEN Paradise Operating, LLC	FL
Len Paradise, LLC	FL
Len X, LLC	FL
LEN-Abbott Square, LLC	FL
Lenalto CMBS, LLC	DE
Len-Angeline, LLC	FL
Lenbrook, LLC	VA
LEN-CG South, LLC	FL
LenCom, LLC	DE
Lencore, LLC	DE
Lencraft, LLC	MD
LEN-Cypress Mill, LLC	FL
LenFive Opco GP, LLC	DE
LenFive Sub III, LLC	DE
LenFive Sub Opco GP, LLC	DE
LenFive Sub, LLC	DE
LenFive, LLC	DE
LENH I, LLC	FL

Company Name	State of Incorporation	DBAs
Len-Hawks Point, LLC	FL
Len-Land West, LLC	DE
Len-Land, LLC	DE
Len-Medley at Mirada Club, LLC	DE
Len-MN, LLC	DE
Lennar Aircraft I, LLC	DE
Lennar Arizona Construction, Inc.	AZ
Lennar Arizona, Inc.	AZ
Lennar Associates Management Holding Company	FL
Lennar Associates Management, LLC	DE
Lennar at Franklin, LLC	DE
Lennar at Jackson, LLC	DE
Lennar at Marlboro 79, LLC	DE
Lennar at Monroe, LLC	DE
Lennar Avenue One, LLC	DE
Lennar Berkeley, LLC	NJ
Lennar Bevard, LLC	DE
Lennar Bridges, LLC	CA
Lennar Buffington Colorado Crossing, L.P.	TX
Lennar Buffington Zachary Scott, L.P.	TX
Lennar Carolinas, LLC	DE
Lennar Central Park, LLC	DE
Lennar Central Region Sweep, Inc.	NV
Lennar Chicago, Inc.	IL
Lennar Cobra, LLC	DE
Lennar Colgate Urban Renewal Development, LLC	NJ
Lennar Colorado Minerals, LLC	CO
Lennar Colorado, LLC	CO	Blackstone Country Club
Lennar Colorado, LLC	CO	Lennar Communities Colorado
Lennar Colorado, LLC	CO	Lennar Homes
Lennar Commercial, LLC	DE
Lennar Communities Development, Inc.	DE
Lennar Communities Nevada, LLC	NV
Lennar Communities of Chicago L.L.C.	IL
Lennar Communities, Inc.	CA
Lennar Concord, LLC	DE
Lennar Connectivity Services, LLC	DE
Lennar Construction, Inc.	AZ
Lennar Cory Road, LLC	NJ
Lennar Courts, LLC	FL
Lennar Developers, Inc.	FL
Lennar Double B North Valleys Investments, LLC	NV
Lennar Ewing, LLC	NJ
Lennar Financial Services, LLC	FL
Lennar Flamingo, LLC	FL

Company Name	State of Incorporation	DBAs
Lennar Fresno, Inc.	CA
Lennar Gardens, LLC	FL
Lennar Georgia, Inc.	GA
Lennar Greer Ranch Venture, LLC	CA
Lennar Hingham Holdings, LLC	DE
Lennar Hingham JV, LLC	DE
Lennar Homes Holding, LLC	DE
Lennar Homes NJ, LLC	DE
Lennar Homes of Alabama, LLC	DE
Lennar Homes of Arizona, Inc.	AZ
Lennar Homes of California, Inc.	CA
Lennar Homes of Idaho, LLC	DE
Lennar Homes of Indiana, Inc.	DE
Lennar Homes of Ohio, LLC	DE
Lennar Homes of Oklahoma, LLC	DE
Lennar Homes of Tennessee, LLC	DE
Lennar Homes of Texas Land and Construction, Ltd.	TX	Friendswood Development Company
Lennar Homes of Texas Land and Construction, Ltd.	TX	Village Builders Land Company
Lennar Homes of Texas Sales and Marketing, Ltd.	TX	Village Builders
Lennar Homes of Utah, Inc.	DE	Lennar
Lennar Homes of Utah, Inc.	DE	Lennar Homes
Lennar Homes of Utah, Inc.	DE	Lennar Homes of Utah, Inc. D.B.A Lennar
Lennar Homes of Utah, Inc.	DE	Lennar Homes of Utah, Inc. D.B.A. Lennar Homes
Lennar Homes of Wisconsin, LLC	DE
Lennar Homes, LLC	FL	Baywinds Land Trust D/B/A Club Vineyards
Lennar Homes, LLC	FL	Lake Osborne Trailer Ranch
Lennar Homes, LLC	FL	Verona Trace Club, Inc
Lennar Homes, LLC	FL	Tripson Estates Club, Inc.
Lennar Homes, LLC	FL	Club Carriage Pointe
Lennar Homes, LLC	FL	Club Tuscany Village
Lennar Homes, LLC	FL	Club Silver Palms
Lennar Homes, LLC	FL	U.S. Home
Lennar Homes, LLC	FL	Club Malibu Bay
Lennar Homes, LLC	FL	Copper Creek Club, Inc.
Lennar Homes, LLC	FL	Isles of Bayshore Club
Lennar Homes, LLC	FL	Club Miralago
Lennar Homes, LLC	FL	Club Vineyards
Lennar Homes, LLC	FL	Club Kendall Square
Lennar Homes, LLC	FL	The Riviera Club
Lennar Homes, LLC	FL	Satori Club
Lennar Homes, LLC	FL	Isola Club
Lennar Homes, LLC	FL	Portovita Club
Lennar Homes, LLC	FL	Landmark at Doral Club
Lennar Imperial Holdings Limited Partnership	DE
Lennar Insurance Agency, LLC	TX

Company Name	State of Incorporation	DBAs
Lennar Intergulf (150 Ocean), LLC	DE
Lennar International Holding, LLC	DE
Lennar International, LLC	DE
Lennar Lakeside Investor, LLC	DE
Lennar Layton, LLC	DE
Lennar Little Falls Townhomes Redevelopers Urban Renewal, LLC	NJ
Lennar Living, LLC	DE
Lennar LTL Member, LLC	DE
Lennar Lytle, LLC	DE
Lennar Mare Island, LLC	CA
Lennar Marina A Funding, LLC	DE
Lennar Massachusetts Properties, Inc.	DE
Lennar MF Holdings, LLC	DE
Lennar Middletown, LLC	NJ
Lennar Monmouth Redevelopers, LLC	DE
Lennar Mortgage, LLC	FL
Lennar MPA WIP, LLC	DE
Lennar MPA, LLC	DE
Lennar Multifamily BTC Venture GP East Village I Mezz, LLC	DE
Lennar Multifamily BTC Venture GP Subsidiary, LLC	DE
Lennar Multifamily BTC Venture GP Victory Block G Mezz, LLC	DE
Lennar Multifamily BTC Venture GP, LLC	DE
Lennar Multifamily BTC Venture II GP Subsidiary, LLC	DE
Lennar Multifamily BTC Venture II GP, LLC	DE
Lennar Multifamily BTC Venture II LP, LLC	DE
Lennar Multifamily BTC Venture II Manager, LLC	DE
Lennar Multifamily BTC Venture LP, LLC	DE
Lennar Multifamily BTC Venture Manager, LLC	DE
Lennar Multifamily Builders, LLC	DE	LMC Construction, LLC
Lennar Multifamily Communities, LLC	DE	LMC a Lennar Company
Lennar Multifamily Venture DC LP	DE
Lennar New Jersey Holdings, LLC	DE
Lennar New Jersey Properties, Inc.	DE
Lennar New York, LLC	NY
Lennar Northeast Properties LLC	NJ
Lennar Northwest, Inc.	DE
Lennar OHB, LLC	NJ
Lennar Pacific Properties Management, Inc.	DE
Lennar Pacific Properties, Inc.	DE
Lennar Pacific, Inc.	DE
Lennar PI Acquisition, LLC	NJ
Lennar PI Property Acquisition, LLC	NJ
Lennar PIS Management Company, LLC	DE
Lennar Plumsted Urban Renewal, LLC	NJ

Company Name	State of Incorporation	DBAs
Lennar Point, LLC	NJ
Lennar Port Imperial South, LLC	DE
Lennar QR Build to Core GP, LLC	DE
Lennar QR Build to Core LP, LLC	DE
Lennar Realty, Inc.	FL
Lennar Reno, LLC	NV
Lennar Riverwalk, LLC	DE
Lennar Sacramento, Inc.	CA
Lennar Sales Corp.	CA
Lennar Sierra Sunrise, LLC	CA
Lennar South Sutter, LLC	CA
Lennar Spencer's Crossing, LLC	DE
Lennar Sun Ridge LLC	CA
Lennar Texas Holding, LLC	DE
Lennar Title Group, LLC	FL
Lennar Title, Inc.	MD	Lennar
Lennar Title, Inc.	MD	Lennar Title (SC), Inc
Lennar Title, Inc.	MD	Lennar Title
Lennar Title, Inc.	MD	Lennar Title GA, Inc
Lennar Title, Inc.	MD	Ryland Title Company
Lennar Title, LLC	NC
Lennar Trading Company, LLC	TX
Lennar West Valley, LLC	CA
Lennar Winncrest, LLC	DE
Lennar.com Inc.	FL
Lennar-LNR Platinum Triangle, LLC	DE
LEN-Southshore Bay, LLC	FL
LEN-Touchstone, LLC	FL
Len-Verandahs, LLP	FL
LENX SPC Investments, LLC	DE
LENX ST Investor, LLC	DE
LFS Holding Company, LLC	DE
LH Eastwind, LLC	FL
L-H Housing, LLC	DE
L-H Housing, LLC	DE
LHI Renaissance, LLC	FL	Club Oasis
Library Tower, L.L.C.	IL
LMC 10th & Acoma Holdings, LP	DE
LMC 2401 Blake Street Holdings, LLC	DE
LMC 2401 Blake Street Investor, LLC	DE
LMC 360 Acoma Holdings, LLC	DE
LMC 360 Acoma Investor, LLC	DE
LMC 410 S Wabash Holdings, LLC	DE
LMC 808 Gateway Holdings, LLC	DE
LMC 808 Gateway Investor, LLC	DE

Company Name	State of Incorporation	DBAs
LMC 8th Avenue Apartment Investor, LLC	DE
LMC 990 Bannock Holdings, LLC	DE
LMC Alexandria Crossing Holdings, LLC	DE
LMC Apex Investor, LLC	DE
LMC Artemas Holdings, LLC	DE
LMC Bishops Arts Holdings, LLC	DE
LMC Block 42 Holdings, LLC	DE
LMC Build to Core III Investor, LLC	DE
LMC Build to Core III, LLC	DE
LMC Burnside Holdings, LLC	DE
LMC Burnside Investor, LLC	DE
LMC Cane Bay Holdings, LLC	DE
LMC Cane Bay II Holdings, LLC	DE
LMC Canyon Holdings, LLC	DE
LMC Cave Creek Holdings, LLC	DE
LMC Cerro Vista Holdings, LLC	DE
LMC Chandler and McClintock Holdings, LLC	DE
LMC Charlestowne Holdings, LLC	DE
LMC Charlotte Ballpark Developer, LLC	DE
LMC Cityville Oak Park Holdings, LLC	DE
LMC Cityville Oak Park Investor, LLC	DE
LMC Cobalt Holdings, LLC	DE
LMC Cormac GP, LLC	DE
LMC Cormac Investor, LP	DE
LMC Costa Mesa Holdings, LP	DE
LMC Denver Gateway I Investor, LLC	DE
LMC Denver Gateway II Holdings, LLC	DE
LMC Development, LLC	DE
LMC Downtown Doral South Holdings, LLC	DE
LMC Durham Gateway Holdings, LP	DE
LMC Durham Gateway Lawson GP, LLC	DE
LMC Durham Gateway Lawson Investor, LP	DE
LMC Emblem at Winslow Township Holdings, LLC	DE
LMC Evans School Holdings, LLC	DE
LMC Evans School North Holdings, LLC	DE
LMC Gateway Investor, LLC	DE
LMC Gateway Venture, LLC	DE
LMC Grayson Holdings, LLC	DE
LMC Grayson Investor, LLC	DE
LMC Grayson JV, LLC	DE
LMC Grayson Property Owner, LLC	DE
LMC Horton Street Holdings, LLC	DE
LMC Huntington Crossing Holdings, LLC	DE
LMC Inactive Companies, LLC	DE
LMC Kaktuslife Holdings, LLC	DE

Company Name	State of Incorporation	DBAs
LMC Kaktuslife II Investor, LLC	DE
LMC Kaktuslife Investor, LLC	DE
LMC Lakeside Holdings, LP	DE
LMC Lakeside Holdings, LP	DE
LMC Laurel-Saddlewood Holdings, LLC	DE
LMC Living Illinois, LLC	DE
LMC Living TRS, LP	DE
LMC Living, Inc.	CA
LMC Living, LLC	DE
LMC Mechanic Street Holdings, LLC	DE
LMC Millenia Investor II, LLC	DE
LMC NE Minneapolis Lot 2 Holdings, LP	DE
LMC New Bern Investor, LLC	DE
LMC North Park Holdings, LLC	DE
LMC Righters Ferry Holdings, LLC	DE
LMC River North Holdings, LLC	DE
LMC Riverside Investor, LLC	DE
LMC Sarasota Quay Holdings, LLC	DE
LMC Sky Mountain Holdings, LLC	DE
LMC Spring Creek Holdings, LLC	DE
LMC Spring Street Investor, LLC	DE
LMC Stadium Square II Investor, LLC	DE
LMC Stadium Square II, LLC	DE
LMC Stonewall Station Investor, LLC	DE
LMC Towne Investor, LLC	DE
LMC Towne Property Owner, LLC	DE
LMC Triangle Square Investor, LLC	DE
LMC Venture Developer, LLC	DE
LMC Verbena Holdings, LLC	DE
LMC Verbena Investor, LLC	DE
LMC West Loop Investor, LLC	DE
LMC Winslow Investor, LLC	DE
LMCFX Investor, LLC	DE
LMCPNW Crown Hill Holdings, LLC	DE
LMCPNW Marymoor Holdings, LLC	DE
LMF Commercial Mortgage Securities, LLC	DE
LMF Commercial, LLC	DE
LMI - Jacksonville Investor, LLC	DE
LMI - South Kings Development Investor, LLC	DE
LMI - West Seattle Investor, LLC	DE
LMI - West Seattle, LLC	DE
LMI Cell Tower Investors, LLC	DE
LMI City Walk Investor, LLC	DE
LMI Collegedale Investor, LLC	DE
LMI Collegedale, LLC	DE

Company Name	State of Incorporation	DBAs
LMI Contractors, LLC	DE
LMI Glencoe Dallas Investor, LLC	DE
LMI Lakes West Covina Investor, LLC	DE
LMI Largo Park Investor, LLC	DE
LMI Las Colinas Station, LLC	DE
LMI Pacific Tower, LLC	DE
LMI Park Central Investor Two, LLC	DE
LMI Park Central Two, LLC	DE
LMI Peachtree Corners Investor, LLC	DE
LMI Peachtree Corners, LLC	DE
LMI-JC Developer, LLC	DE
LMI-JC, LLC	DE
LMV 1640 Broadway REIT-DC, LP	DE
LMV 1701 Ballard REIT-DC, LP	DE
LMV 19H REIT-DC, LP	DE
LMV 2026 Madison REIT-DC, LP	DE
LMV 85 South Union REIT-DC, LP	DE
LMV Annapolis REIT-DC, LP	DE
LMV Apache Terrace REIT-DC, LP	DE
LMV ATown REIT-DC, LP	DE
LMV Block 42 REIT-DC, LP	DE
LMV Bloomington REIT-DC, LP	DE
LMV Bolingbrook REIT-DC, LP (DE)	DE
LMV Central at McDowell REIT-DC, LP	DE
LMV East Village I REIT-DC, LP	DE
LMV Edina REIT-DC, LP	DE
LMV Fremont WS I REIT-DC, LP	DE
LMV Glisan REIT-DC, LP	DE
LMV Grand Bay REIT-DC, LP	DE
LMV II Grand Bay Pod V Holdings, LP	DE
LMV II Hackensack Holdings Urban Renewal Owner, L.P	DE
LMV II Kierland Holdings, LP	DE
LMV II Venture Developer, LLC	DE
LMV II Wynwood Holdings, LP	DE
LMV Kirkland REIT-DC, LP	DE
LMV Little Italy REIT-DC, LP	DE
LMV M Tower REIT-DC, LP	DE
LMV Millenia II REIT-DC, LP	DE
LMV Milpitas REIT-DC, LP	DE
LMV NE Minneapolis REIT-DC, LP	DE
LMV Oak Park REIT-DC, LP	DE
LMV One20Fourth REIT-DC, LP	DE
LMV QR BTC Marymoor South Park Holdings, LLC	DE
LMV QR Build to Core Manager, LLC	DE
LMV Rio Bravo REIT-DC, LP	DE

Company Name	State of Incorporation	DBAs
LMV Scottsdale Quarter REIT-DC, LP	DE
LMV Tysons REIT-DC, LP	DE
LMV Vallagio III REIT-DC, LP	DE
LMV Victory Block G REIT-DC, LP	DE
LMV Warren Street REIT-DC, LP	DE
LNC at Meadowbrook, LLC	IL
LNC at Ravenna, LLC	IL
LNC Communities II, LLC	CO
LNC Communities IV, LLC	CO
LNC Communities V, LLC	CO
LNC Communities VI, LLC	CO
LNC Communities VII, LLC	CO
LNC Communities VIII, LLC	CO
LNC Pennsylvania Realty, Inc.	PA
Longleaf Acquisition, LLC	FL
Lori Gardens Associates II, LLC	NJ
Lori Gardens Associates III, LLC	NJ
Lori Gardens Associates, L.L.C.	NJ
Lorton Station, LLC	VA
Lots 3-4 Member, LLC	DE
Lots 5-6 Member, LLC	DE
LR JVA-3 Associates, LLC	DE
LR JV-C Associates, LLC	DE
LR Overlook Phase II, LLC	DE
LR Port Imperial South BB, LLC (Delaware)	DE
LS College Park, LLC	DE	Lennar
LS Terracina, LLC	DE	Lennar
LSFR, LLC	DE
LTL Carnes Crossing, LLC	DE
LTL Clevenger's Village, LLC	DE
LTL Hinkle Creek, LLC	DE
LTL Peterson, LLC	DE
LV Opendoor Investor, LLC	DE
LV Opendoor JV, LLC	DE
LW D'Andrea, LLC	DE
LYNX VENETIAN POINTE LLC	DE
Lyons Lennar Farms, LLC	FL
Madrona Ridge L.L.C.	IL
Madrona Village L.L.C.	IL
Madrona Village Mews L.L.C.	IL
Majestic Woods, LLC	NJ
Maple and Broadway Holdings, LLC	DE
Menifee Development, LLC	CA	Lennar
Mesa Canyon Community Partners, LLC	DE	Lennar
Mid-County Utilities, Inc.	MD
Miralago West Lennar, LLC	FL

Company Name	State of Incorporation	DBAs
Mission Viejo 12S Venture, LP	CA
Mission Viejo Holdings, Inc.	CA
Motomic Diagnostics, LLC	DE
Multibank 2009-1 CML-ADC Venture, LLC	DE
Multibank 2009-1 RES-ADC Venture, LLC	DE
NC Properties I, LLC	DE
NC Properties II, LLC	DE
North American Asset Development, LLC	CA
North Valleys Investment Group, LLC	NV
Northbridge L.L.C.	IL
OHC/Ascot Belle Meade, LLC	FL
One SR, L.P.	TX
Pace Drive Holdings, LLC	FL
Palm Gardens At Doral Clubhouse, LLC	FL
Palm Gardens at Doral, LLC	FL
Palm Springs Classic, LLC	DE
Palm Vista Preserve, LLC	FL
Patuxent Infrastructure, Inc.	DE
PDC Fairway Village, Ltd.	TX
PDC Moroney Farms, Ltd.	TX
PD-Len Boca Raton, LLC	DE
PG Properties Holding, LLC	NC
Pine Ridge Residential, LLC	CO
Pioneer Meadows Development LLC	NV
Pioneer Meadows Investments, LLC	NV
Placer Vineyards, LLC	CA
Platinum Triangle Partners, LLC	DE
Plaza Condominium Ventures, LLC	DE	Lennar
POMAC, LLC	MD
Port Imperial South Building 14, LLC	NJ
Portside Marina Developers, L.L.C.	NJ
Portside Shipyard Developers, L.L.C.	NJ
Portside SM Associates, L.L.C.	NJ
Portside SM Holdings, L.L.C.	DE
Prestonfield L.L.C.	IL
Providence Lakes, LLP	FL
PT Metro, LLC	DE
Quail Roost Lennar, LLC	FL
Quarrystone Board, LLC	DE
Raintree Village II L.L.C.	IL
Raintree Village L.L.C.	IL
Ral-Len BM, LLC	DE
Ral-Len, LLC	DE
Rannel Capital WeWork Series D, LLC	DE
Rannel Credit Partnership GP, LLC	DE

Company Name	State of Incorporation	DBAs
Rannel Holdings, LLC	DE
Rannel Interests, LLC	DE
Rannel Investments, LLC	DE
Rannel Mezz Partners GP, LLC	DE
Rannel Mortgage Investments, LLC	DE
Rannel Partners GP III - Debt, LLC	DE
Rannel Partners GP, LLC	DE
Rannel Proprietary Investments, LLC	DE
Rannel RSSF GP, LLC	DE
RCCF GP II, LLC	DE
RCCF GP III, LLC	DE
RCCF GP IV, LLC	DE
RCCF GP, LLC	DE
Renaissance Joint Venture	FL
RES Inactive, LLC	DE
Reserve @ Pleasant Grove II LLC	NJ
Reserve @ Pleasant Grove LLC	NJ
Reserve at River Park, LLC	NJ
RES-FL EIGHT, LLC	FL
RES-FL SEVEN, LLC	FL
RES-FL VISION ONE, LLC	FL
RES-FL VISION TWO, LLC	FL
RES-GA CASCADE, LLC	GA
RES-GA DIAMOND MEADOWS, LLC	GA
RES-GA KAP, LLC	GA
RES-IL ONE, LLC	FL
RES-NC ONE, LLC	FL
RES-PA LSJ, LLC	PA
RES-PA POM, LLC	PA
RH Insurance Company, Inc.	HI
RH MOA BBCMS 2017-C1, LLC	DE
RH MOA CF 2017-C8, LLC	DE
RH MOA U 2017-C4, LLC	DE
RH MOA U 2017-C6, LLC	DE
RH MOA, LLC	DE
RIAL 2014-LT5 CLASS B, LLC	DE
RIAL 2014-LT5, LLC	DE
Rialto Partners GP III - Property, LLC	DE
Riego 1700, LLC	DE
Rivendell Joint Venture	FL
Riverwalk at Lago Mar, LLC	FL	Lennar
RL BB FINANCIAL, LLC	DE
RL BB INACTIVE, LLC	DE
RL BB-IN AA, LLC	DE
RL BB-IN KRE OP, LLC	DE

Company Name	State of Incorporation	DBAs
RL BB-IN KRE RE, LLC	DE
RL BB-IN KRE, LLC	DE
RL CMBS Holdings, LLC	DE
RL CML 2009-1 Investments, LLC	DE
RL REGI Alabama II, LLC	AL
RL REGI FINANCIAL, LLC	FL
RL REGI GEORGIA, LLC	GA
RL REGI INACTIVE, LLC	DE
RL REGI VIRGINIA, LLC	VA
RL REGI-FL CRC, LLC	FL
RL REGI-FL TPL, LLC	FL
RL REGI-TN OAK, LLC	TN
RL RES 2009-1 Investments, LLC	DE
RMF Alliance, LLC	DE
RMF Commercial, LLC	DE
RMF Partner, LLC	DE
RMF PR New York, LLC	DE
RMF SUB 1, LLC	DE
RMF SUB 2, LLC	DE
RMF SUB 3, LLC	DE
RMF SUB 4, LLC	DE
RMF SUB 5, LLC	DE
RMV, LLC	MD
Rocking Horse Minerals, LLC	CO
R-Ranch Development, LLC	FL
Runkle Canyon, LLC	DE
Rutenberg Homes of Texas, Inc.	TX
Rutenberg Homes, Inc. (Florida)	FL
Rye Hill Company, LLC	NY
Ryland Homes Nevada Holdings, LLC	DE
Ryland Homes Nevada, LLC	DE
Ryland Homes of California, Inc.	DE	Lennar
S. Florida Construction II, LLC	FL
S. Florida Construction III, LLC	FL
S. Florida Construction, LLC	FL
San Felipe Indemnity Co., Ltd.	Bermuda (non-US)
San Lucia, LLC	FL
San Simeon Lennar, LLC	FL	Via Ventura Club
Santa Clarita 700, LLC	DE
Savannah Development, Ltd.	TX
SC 521 Indian Land Reserve South, LLC	DE
SC 521 Indian Land Reserve, LLC	DE
Schulz Ranch Developers, LLC	DE
Seminole/70th, LLC	FL

Company Name	State of Incorporation	DBAs
Siena at Old Orchard L.L.C.	IL
Sierra Vista Communities, LLC	CA
Silver Springs Lennar, LLC	DE
Sossaman Estates, LLC	AZ
South Development, LLC	FL
South Sutter, LLC	CA
Southbank Holding, LLC	FL
Spanish Springs Development, LLC	NV
SPIC CPCO, Inc.	DE
SPIC CPDB, Inc.	DE
SPIC CPRB, Inc.	DE
SPIC Del Sur, LLC	DE	Lennar
SPIC Dublin, LLC	DE
SPIC Mesa, LLC	DE	Lennar
SPIC NC Fremont, LLC	DE
SPIC Otay, LLC	DE
SPIC Springs, LLC	DE
ST Lender, LLC	DE
St. Charles Active Adult Community, LLC	MD
St. Charles Community, LLC	DE
Standard Pacific 1, Inc.	DE	Lennar
Standard Pacific Investment Corp.	DE	Lennar
Standard Pacific of Colorado, Inc.	DE	Lennar
Standard Pacific of Florida	FL
Standard Pacific of Florida GP, Inc.	DE	Lennar
Standard Pacific of Las Vegas, Inc.	DE
Standard Pacific of Orange County, Inc.	DE	Lennar
Standard Pacific of Tampa GP, Inc.	DE	Lennar
Standard Pacific of Tampa, GP	DE
Standard Pacific of the Carolinas, LLC	DE	Lennar
Standard Pacific of Tonner Hills, LLC	DE	Lennar
Standard Pacific of Walnut Hills, Inc.	DE	Lennar
Stoney Holdings, LLC	FL
Stoney Way Wholesale, LLC	DE
Stoneybrook Clubhouse, Inc.	FL
Stoneybrook Joint Venture	FL
Storey Lake Club, LLC	FL
Storey Park Club, LLC	FL
Strategic Holdings, Inc.	NV	Lennar Communications Ventures
Strategic Technologies, LLC	FL
Summerfield Venture L.L.C.	IL
SunStreet Energy Group, LLC	DE
SunStreet Energy Master Tenant Holdings, LLC	DE
SunStreet Energy Tenant, LLC	DE
SunStreet Manager, LLC	DE
Swordfish Services, LLC	DE

Company Name	State of Incorporation	DBAs
Talega Associates, LLC	DE	Lennar
Talega Village, LLC	DE	Lennar
TCO QVI, LLC	DE
Temecula Valley, LLC	DE
Terra Division, LLC	MN
The Baywinds Land Trust	FL
The Bridges at Rancho Santa Fe Sales Company, Inc.	CA
The Crossvine at Connerton, LLC	FL
The Greenbriar Project Owner, LLC	DE
The LNC Northeast Group, Inc.	DE
The Oasis Club at LEN-CG South, LLC	DE
The Preserve at Coconut Creek, LLC	FL
The Vistas Club at LEN-CG South, LLC	FL
TI Lot 8, LLC	DE
TI Lots 5-6 JV, LLC	DE
TICD Hold Co., LLC	DE
TIH Hold Co., LLC	DE
Titlezoom Company	FL
Tonner Hills SSP, LLC	DE	Lennar
Treasure Island Member, LLC	DE
Treviso Holding, LLC	FL
Two Lakes Lennar, LLC	DE
U.S. Home Corporation	DE	Lennar; Lennar Corporation
U.S. Home of Arizona Construction Co.	AZ
U.S. Home Realty, Inc.	TX
U.S. Insurors, Inc.	FL
U.S.H. Realty, Inc.	MD
UAMC Holding Company, LLC	DE
UB 2018‐C14 MOA, LLC	DE
Upward America Fund Manager, LLC	DE
USH - Flag, LLC	FL
USH Equity Corporation	NV
USH Leasing II, LLC	DE
USH Leasing, LLC	DE
USH LEE, LLC	FL
USH/SVA Star Valley LLC	AZ
UST Lennar GP PIS 10, LLC	DE
UST Lennar GP PIS 12, LLC	DE
UST Lennar GP PIS 14, LLC	DE
UST Lennar GP PIS 19, LLC	DE
UST Lennar GP PIS 7, LLC	DE
UST Lennar HW Scala SF Joint Venture, a Delaware general partnership	DE
UST Lennar PIS 10, LP	DE
UST Lennar PIS 12, LP	DE
UST Lennar PIS 14, LP	DE

Company Name	State of Incorporation	DBAs
UST Lennar PIS 19, LP	DE
UST Lennar PIS 7, LP	DE
UST Lennar PIS Joint Venture, LP	DE
Veleiros Clubhouse, LLC	FL
Venetian Lennar LLC	FL	Club Venetian Parc
Verona Trace Clubhouse, LLC	FL
VII Crown Farm Investor, LLC	DE
Vineyard Land, LLC	DE
Vineyard Point 2009, LLC	CA
Vista Las Flores Corp.	DE
Vista Palms Clubhouse, LLC	DE
Waterview at Hanover, LLC	NJ
WCI Communities, Inc.	DE
WCI Communities, LLC	DE
WCI Towers Northeast USA, Inc.	DE
WCI Westshore, LLC	DE
WCP, LLC	SC
West Lake Village, LLC	NJ
West Seattle Project X, LLC	DE
West Valley, LLC	CA
West Van Buren L.L.C.	IL
Westchase, Inc.	NV
Westchase, Ltd.	TX
Westfield Homes USA, Inc.	DE	Lennar
White Course Lennar, LLC	FL	Residences at Downtown Doral Club
Wild Plum JV, LLC	DE	Lennar
Willow Springs Properties, L.L.C.	AZ
Willowbrook Investors, LLC	NJ
Winncrest Natomas, LLC	NV
WIP Lennar OHB, LLC	NJ
Woodbridge Multifamily Developer I, LLC	DE
Wright Farm, L.L.C.	VA
YLRichards4Acres 2015, LLC	CA
WIP Lennar OHB, LLC	NJ
Woodbridge Multifamily Developer I, LLC	DE
Wright Farm, L.L.C.	VA
YLRichards4Acres 2015, LLC	CA	Lennar